SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 27, 1999

                             Piedmont Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      North Carolina                 001-14070                     56-1936232
--------------------------         ------------              -------------------
(State or other jurisdiction       (Commission                   (IRS Employer
  of incorporation)                File Number)              Identification No.)


                            260 South Churton Street
                       Hillsborough, North Carolina 27278
                       ----------------------------------

Registrant's telephone number, including area code:  (919) 732-2143


                                       N/A
                   ------------------------------------------

Item 5.  Other Events

                  On  December  27,  1999  Piedmont  Bancorp,   Inc.  ("Piedmont
Bancorp") and National Commerce Bancorporation ("NCBC") entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), pursuant to which Piedmont Bancorp and NCBC will merge and NCBC will be the surviving company. As a result of the merger, NCBC will also acquire Piedmont Bancorp's wholly owned subsidiary, Hillsborough Savings Bank, Inc., SSB.

                  In connection and concurrently with the execution of the Merger Agreement, Piedmont Bancorp and NCBC entered into a Stock Option
Agreement pursuant to which Piedmont Bancorp granted to NCBC an option to purchase 19.5% of the shares of Piedmont Bancorp common stock that would be outstanding after exercise of the option at a purchase price of $7.65 per share upon the occurrence of certain events and conditions. Under the terms of the Stock Option Agreement, the total profit that NCBC may realize under the option may not exceed $1,035,000.

                  A copy of the Merger Agreement is being filed as Exhibit 2 to this report and is incorporated herein by reference. A copy of the Stock Option Agreement is being filed as Exhibit 10 to this report and is incorporated herein by reference. A copy of the joint press releases (the "Press Releases") relating to the merger are being filed as Exhibit 99 to this report and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                  (2) Agreement and Plan of Reorganization among NCBC and Piedmont Bancorp dated December 27, 1999.

                  (10)Stock Option Agreement between NCBC and Piedmont Bancorp dated December 27, 1999.

                  (99)Press Release dated December 28, 1999.

                  (99.1) Press Release dated December 28, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PIEDMONT BANCORP, INC.



Date: February 10, 2000                      By:  /s/ D. Tyson Clayton
                                                  ---------------------
                                                  D. Tyson Clayton, President
                                                  and Chief Executive Officer

                                  EXHIBIT INDEX


        Exhibit No.                   Description
        -----------                   -----------

           (2) Agreement and Plan of Reorganization among NCBC and Piedmont Bancorp dated December 27, 1999.

          (10) Stock Option Agreement between NCBC and Piedmont Bancorp dated December 27, 1999.

          (99)      Press Release dated December 28, 1999.













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